UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                        Commission File number 000-30654



                            APROPOS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



             Illinois                                   36-3644751
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)


                           One Tower Lane, 28th Floor
                        Oakbrook Terrace, Illinois 60181
          (Address of principal executive offices, including zip code)

                                 (630) 472-9600
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 29, 2004, Ernst & Young LLP was dismissed as the Company's independent public accounting firm, effective upon the filing of the Company's report on Form 10-Q for the period ended September 30, 2004. The decision to dismiss Ernst & Young LLP was considered and approved by the Board of Directors of the Company upon recommendation of the Audit Committee.

         The reports of Ernst & Young LLP on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2003 and 2002, and through October 29, 2004, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young LLP's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements.

         During 2003 and 2002, and through October 29, 2004, there have been no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Ernst & Young LLP with a copy of this disclosure and Ernst & Young LLP furnished a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of their letter is attached as an exhibit to this Form 8-K.

         Effective October 29, 2004, the Company retained Grant Thornton, LLP to serve as the Company's principal independent accountants. The engagement was approved by the Board of Directors of the Company upon recommendation of the Audit Committee.

         During the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through the date of the Company's appointment of Grant Thornton, LLP on October 29, 2004, neither the Company nor anyone on its behalf consulted with Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (c)      Exhibits

                       Exhibit Number    Description
                       --------------    -----------

                           16.1          Ernst & Young LLP Letter





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               APROPOS TECHNOLOGY,  INC.
                                                    (Registrant)


DATE  OCTOBER 29, 2004                    BY /s/ Francis J. Leonard
                                          Francis J. Leonard
                                          Chief Financial Officer and Vice
                                          President (Principal Financial Officer
                                          and Authorized Officer)